Exhibit 99.2

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(2) Per Bank Covenant ❑ Calculated by Financial Statements, leverage ratio would be 3.68X

$418.4 $508.3 $334.0 $350.9 $280.1 $273.6 $236.7 $289.5 0 100 200 300 400 500 600 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Global Ingredients DGD Feed Food Fuel

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(1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture.

2024 Finished Product Pricing Feed Segment Ingredients January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Yellow Grease - Illinois / cwt $31.60 $31.50 $32.05 $31.71 $34.27 $35.36 $38.00 $35.85 $39.50 $36.48 $35.00 $37.11 $35.00 $35.00 $34.62 $34.89 $34.89 Used Cooking Oil (UCO) - Illinois / cwt $34.14 $32.25 $32.25 $32.90 $34.22 $36.00 $37.76 $35.96 $40.50 $37.70 $36.00 $38.21 $37.17 $37.50 $37.50 $37.39 $36.12 Bleachable Fancy Tallow - Chicago Renderer / cwt $43.43 $42.04 $44.26 $43.25 $45.00 $45.00 $49.11 $46.29 $53.00 $49.77 $48.75 $50.62 $46.09 $43.83 $43.00 $44.32 $46.12 Meat and Bone Meal - Ruminant - IL/ ton $310.00 $279.13 $288.75 $292.91 $294.89 $287.50 $289.08 $290.51 $297.50 $295.45 $295.00 $296.12 $299.35 $359.47 $337.26 $332.02 $302.89 Poultry By-Product Meal - Feed Grade - Mid South/ton $412.50 $432.75 $376.00 $407.17 $365.91 $375.00 $375.00 $371.25 $373.41 $357.50 $357.50 $362.42 $356.85 $326.97 $326.55 $336.80 $369.41 Poultry By-Product Meal - Pet Food - Mid South/ton $611.31 $775.75 $830.75 $737.17 $834.09 $782.95 $730.26 $785.69 $617.61 $612.50 $612.50 $611.13 $580.98 $601.32 $585.12 $589.13 $680.78 2024 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Soybean Oil (crude/de-gummed) - Central Illinois / cwt $48.42 $44.08 $44.86 $45.83 $43.15 $41.84 $42.10 $42.31 $47.48 $42.65 $42.55 $44.28 $43.92 $45.17 $40.87 $43.32 $43.94 Soybean Oil (RBD) - Central Illinois / cwt $56.16 $53.22 $53.31 $54.26 $50.80 $50.79 $49.85 $50.44 $53.65 $48.19 $47.35 $49.77 $47.61 $49.07 $43.40 $46.69 $50.29 Distiller's Corn Oil - IL/WI cwt $45.64 $43.63 $42.71 $44.02 $41.30 $40.95 $44.61 $42.14 $47.11 $43.10 $42.22 $42.90 $43.31 $45.47 $42.55 $43.78 $43.54 2024 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Corn - Track Central IL #2 Yellow / bushel $4.23 $4.00 $4.05 $4.42 $4.11 $4.32 $4.11 $4.48 $3.79 $3.52 $3.67 $3.97 $3.75 $3.93 $4.15 $4.25 $4.28 2024 European Benchmark Pricing Palm Oi l - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Palm oil - CIF Rotterdam / metric ton $951 $978 $1,068 $999 $1,069 $1,012 $1,039 $1,040 $1,030 $1,066 $1,146 $1,081 $1,266 $1,385 $1,400 $1,350 $1,118.00 Soy meal - CIF Rotterdam / metric ton $501 $450 $442 $464 $425 $471 $458 $451 $430 $420 $438 $429 $413 $378 $386 $392 $434.00 QTR. over QTR. (Sequential) Year over Year (Q4) Comparison Q3-2024 Q4-2024 % Q4-2023 Q4-2024 % Average Jacobsen Prices (USD) Avg. Avg. Change Avg. Avg. Change Yellow Grease - Illinois / cwt $37.11 $34.89 -6.0% $40.69 $34.89 -14.3% Used Cooking Oil (UCO) - Illinois / cwt $38.21 $37.39 -2.1% $42.94 $37.39 -12.9% Bleachable Fancy Tallow - Chicago Renderer / cwt $50.62 $44.32 -12.4% $54.54 $44.32 -18.7% Meat and Bone Meal - Ruminant - Illinois / ton $296.12 $332.02 12.1% $372.44 $332.02 -10.9% Poultry By-Product Meal - Feed Grade - Mid South / ton $362.42 $336.80 -7.1% $446.37 $336.80 -24.5% Poultry By-Product Meal - Pet Food - Mid South / ton $611.13 $589.13 -3.6% $689.80 $589.13 -14.6% Soybean Oil (crude/de-gummed) - Central Illinois / cwt $44.28 $43.32 -2.2% $55.33 $43.32 -21.7% Soybean Oil (RBD) - Central Illinois / cwt $49.77 $46.69 -6.2% $63.18 $46.69 -26.1% Distiller's Corn Oil - IL/WI per cwt $42.90 $43.78 2.1% $53.83 $43.78 -18.7% Average Wall Street Journal Prices (USD) Corn - Track Central IL #2 Yellow / bushel $3.97 $4.25 7.1% $4.80 $4.25 -11.5% Average Thomson Reuters Prices (USD) Palm oil - CIF Rotterdam / metric ton $1,081 $1,350 24.9% $928 $1,350 45.5% Soy meal - CIF Rotterdam / metric ton $429 $392 -8.6% $541 $392 -27.5% 2024 Average Jacobsen Prices (USD) 2024 Average Jacobsen Prices (USD) 2024 Average Wall Street Journal Prices (USD) 2024 Average Thomson Reuters Prices (USD) 20